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                                                                      EXHIBIT 21

                       PAXSON COMMUNICATIONS CORPORATION

                                                                   FLORIDA
COMPANY                                                       (EXCEPT AS NOTED)
-------                                                       -----------------
Excel Products..............................................           L42070
Infomall of Los Angeles, Inc. ..............................     P94000052168
Pax Jax, Inc. ..............................................     P96000023965
Paxson Akron License, Inc. .................................     P95000065323
Paxson Albany License, Inc. ................................     P96000051080
Paxson Atlanta License, Inc. ...............................     P96000040915
Paxson Birmingham License, Inc. ............................     P96000065971
Paxson Boston License, Inc. ................................     P94000085412
Paxson Broadcasting of Jacksonville, L.P. ..................           A31714
Paxson Broadcasting of Miami, L.P. .........................           A32271
Paxson Broadcasting of Orlando, L.P. .......................           A32272
Paxson Broadcasting of Tampa, L.P. .........................           A31713
Paxson Communications LP, Inc. .............................     P93000081704
Paxson Communications LPTV, Inc. ...........................     P96000010714
Paxson Communications Management Company, Inc. .............     P93000081692
Paxson Communications Marketing, Inc. ......................     P93000081692
Paxson Communications Networks, Inc. .......................     P93000081701
Paxson Communications of Akron-23, Inc. ....................     P95000065333
Paxson Communications of Albany-55, Inc. ...................     P95000079551
Paxson Communications of Atlanta-14, Inc. ..................     P94000022800
Paxson Communications of Battle Creek-43, Inc. .............     P95000075969
Paxson Communications of Birmingham-44, Inc. ...............     P96000065973
Paxson Communications of Boston-46, Inc. ...................     P96000063137
Paxson Communications of Boston-60, Inc. ...................     P96000085409
Paxson Communications of Cleveland-67, Inc. ................     P95000036550
Paxson Communications of Cookeville, Inc. ..................     P95000007640
Paxson Communications of Dallas-68, Inc. ...................     P95000085164
Paxson Communications of Dayton-26, Inc. ...................     P95000071495
Paxson Communications of Denver-59, Inc. ...................     P95000062232
Paxson Communications of Detroit-31, Inc. ..................
Paxson Communications of Florida, Inc. .....................     P93000081697
Paxson Communications of Ft. Pierce-34, Inc. ...............     P95000025424
Paxson Communications of Greensboro-16, Inc. ...............     P96000023982
Paxson Communications of Hartford-18, Inc. .................     P97000008960
Paxson Communications of Houston-49, Inc. ..................     P95000006056
Paxson Communications of Kansas City-50, Inc. ..............     P96000005920
Paxson Communications of the Keys, Inc. ....................     P96000100953
Paxson Communications of Little Rock-42, Inc. ..............     P96000065967
Paxson Communications of Los Angeles-30, Inc. ..............     P94000091708
Paxson Communications of Miami-35, Inc. ....................     P94000011565
Paxson Communications of Milwaukee-55, Inc. ................     P95000062234
Paxson Communications of Minneapolis-41, Inc. ..............     P94000091711
Paxson Communications of New London-26, Inc. ...............     P94000085416
Paxson Communications of New York-43, Inc. .................     P95000065335
Paxson Communications of Oklahoma City-62, Inc. ............     P96000045522
Paxson Communications of Orlando-56, Inc. ..................     P95000003238

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
                                                                   FLORIDA
COMPANY                                                       (EXCEPT AS NOTED)
-------                                                       -----------------
Paxson Communications of Philadelphia-61, Inc. .............     P94000080836
Paxson Communications of Phoenix-13, Inc. ..................     P95000038304
Paxson Communications of Phoenix-51, Inc. ..................     P96000064771
Paxson Communications of Providence-69, Inc. ...............     P96000014754
Paxson Communications of Releigh-Durham-47, Inc. ...........     P95000085626
Paxson Communications of Sacramento-29, Inc. ...............     P96000053210
Paxson Communications of Salt Lake City-16, Inc. ...........     P96000023968
Paxson Communications of Salt Lake City-30, Inc. ...........     P96000101694
Paxson Communications of San Jose-65, Inc. .................     P94000085432
Paxson Communications of San Juan, Inc. ....................     P96000008017
Paxson Communications of Scranton-64, Inc. .................     P96000089642
Paxson Communications of Seattle-24, Inc. ..................     P96000062382
Paxson Communications of St. Louis-13, (formerly -- Paxson
  Communications of Minneapolis-45, Inc.)...................     P94000091716
Paxson Communications of Tallahassee, Inc. .................     P96000023978
Paxson Communications of Tampa-66, Inc. ....................     P94000011563
Paxson Communications of Tulsa-44, Inc......................     P96000023962
Paxson Communications of Washington-60, Inc.................     P95000037463
Paxson Communications of Washington-66, Inc.................     P96000085426
Paxson Communications of West Palm Beach-25, Inc............     P94000022769
Paxson Cookeville License, Inc..............................     P95000025426
Paxson Dallas License, Inc..................................     P94000085161
Paxson Dayton License, Inc..................................     P96000014744
Paxson Denver License, Inc..................................     P96000014743
Paxson Detroit License, Inc.................................
Paxson Greensboro License, Inc..............................     P96000023973
Paxson Houston License, Inc.................................     P95000006054
Paxson Jacksonville License, L.P............................
Paxson Kansas City License, Inc.............................     P96000095916
Paxson Keys License, Inc....................................     P96000100943
Paxson Little Rock License, Inc.............................     P96000065963
Paxson Los Angeles License, Inc.............................     P94000091722
Paxson Communications Marketing Ventures....................
Paxson Miami License, L.P...................................     A93000000189
Paxson Milwaukee License, Inc...............................     P96000097792
Paxson Minneapolis License, Inc.............................     P94000091724
Paxson Networks, Inc........................................     P93000082991
Paxson New London License, Inc..............................     P94000085420
Paxson New York License, Inc................................     P95000065329
Paxson Oklahoma City License, Inc...........................     P93000085943
Paxson Orlando License, Inc.................................     A93000000188
Paxson Outdoor, Inc.........................................     P93000060855
Paxson Philadelphia License, Inc............................     P94000080839
Paxson Phoenix License, Inc.................................     P95000038137
Paxson Pittsburgh License, Inc..............................
Paxson Sacramento License, Inc..............................     P96000052213
Paxson Salt Lake City License, Inc..........................     P96000084316
Paxson San Jose License, Inc................................     P94000085434
Paxson Scranton License, Inc................................     P96000089646
Paxson Seattle License, Inc.................................     P96000062360
Paxson Sports of Miami, Inc.................................     P94000011568

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
                                                                   FLORIDA
COMPANY                                                       (EXCEPT AS NOTED)
-------                                                       -----------------
Paxson Sports Ventures, Inc.................................     P96000035360
Paxson St. Louis License, Inc...............................     P95000031448
Paxson Tallahassee License, Inc.............................     P96000047634
Paxson Tampa License, L.P...................................     A93000000190
Paxson Washington License, Inc..............................     P95000037458
Paxson West Palm Beach License, Inc.........................     P04000035065
Paxson/R&R Network, Inc.....................................     P96000051075
PCC Direct (formerly Paxson Merchandising Ventures, Inc.)...
                                                                     Delaware
The Infomall Cable Network, Inc.............................          7479797
                                                                     Delaware
The Infomall TV Network, Inc................................          7384841
World Travelers Network -- Miami, Inc.......................     P94000033056
World Travelers Network, Inc................................     P94000033053

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